UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 23, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52089	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                                        Material Modification to Rights of Security Holders.

The Board of Directors of InVivo Therapeutics Holdings Corp. (the “Company”) has approved a reverse stock split of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), at a ratio of 1-for-4 (the “Reverse Split”). The Company anticipates that the Reverse Split will be effective as of 12:01 a.m. Eastern Time on April 8, 2015 (the “Effective Date”), contingent upon approval from the Financial Industry Regulatory Authority (FINRA).

On March 23, 2015, the Company filed a Certificate of Change (the “Certificate”) to effect the Reverse Split pursuant to Nevada Revised Statutes Sections 78.207 and 78.209 with the Secretary of State of the State of Nevada. Under Nevada law, the Company’s Articles of Incorporation will be deemed amended at the effective time on the Effective Date as provided in the Certificate. The Certificate is not effective until the Effective Date.

The Reverse Split will not be effected until the Company receives approval from FINRA. On the Effective Date, every four shares of the Company’s issued and outstanding Common Stock will be automatically converted into one newly issued and outstanding share of Common Stock, without any change in the par value per share. Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share. The Reverse Split will reduce the number of shares of the Company’s Common Stock outstanding from 102.4 million to approximately 25.6 million.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.  A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.                                        Regulation FD Disclosure.

On March 24, 2015, the Company issued a press release announcing the Reverse Split.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, and include statements regarding the proposed Effective Date of the Reverse Split. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties, including anticipated clearance of the Reverse Split with FINRA.  Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Additional risk factors are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings the Company makes with the Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements, except as required by law.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State, dated March 23, 2015.
99.1	Press release dated March 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: March 24, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State, dated March 23, 2015.
99.1	Press release dated March 24, 2015.